Supplement to the Prospectuses and Statements of Additional Information

CREDIT SUISSE LARGE CAP GROWTH FUND
CREDIT SUISSE CAPITAL FUNDS – CREDIT SUISSE LARGE CAP VALUE FUND
CREDIT SUISSE MID-CAP CORE FUND, INC.

The following information supplements the information in each of the above-listed fund's Prospectuses and Statement of Additional Information.

Mergers

On May 3, 2010, the Board of Trustees/Directors of each of Credit Suisse Large Cap Growth Fund, Credit Suisse Capital Funds, on behalf of its series, Credit Suisse Large Cap Value Fund and Credit Suisse Mid-Cap Core Fund, Inc. (collectively, the "Acquired Funds" and each, an "Acquired Fund"), approved the proposed reorganization of the applicable Acquired Fund (each, a "Reorganization") whereby all of the assets and liabilities of such Acquired Fund would be transferred to Credit Suisse Large Cap Blend Fund, Inc. (the "Acquiring Fund") in exchange for shares of common stock of the Acquiring Fund. Each Acquired Fund would then be liquidated and shares of common stock of the Acquiring Fund would be distributed to the shareholders of the Acquired Fund.

Each Reorganization is subject to the completion of certain conditions, including the approval of the relevant Acquired Fund's shareholders. Approval of any one Reorganization will not be contingent on the approval of any other Reorganization. Proxy materials describing each proposed Reorganization will be mailed to shareholders of each of the Acquired Funds in anticipation of a special meeting of shareholders to be held at a later date. If a Reorganization is completed, each shareholder of the Acquired Fund would become a shareholder of the Acquiring Fund and would receive on a tax-free basis shares of common stock of the Acquiring Fund with the same aggregate net asset value as their shares of common stock of the Acquired Fund. With the exception of Advisor Class shareholders, Acquired Fund shareholders will receive the same class of shares of the Acquiring Fund that they held of the Acquired Fund prior to the Reorganization; Advisor Class shareholders will receive Class A shares of the Acquiring Fund (load waived).

Portfolio Manager

Effective May 3, 2010, Mika Toikka (see biography below) will be joining the Credit Suisse Quantitative Equities Group and serve as the lead manager of the Funds. Jordan Low and Constantin Filitti are no longer members of the group.

Biography

Mika Toikka, Managing Director, is Global Head of Quantitative Equities Group and Quantitative Strategies. Mr. Toikka joined Credit Suisse Asset Management, LLC in May 2010. From September 2000 to April 2010 he held positions within Credit Suisse Group AG's Investment Banking Division. Within the

Arbitrage Trading area, his responsibilities have included running a variety of trading strategies and serving as the Head of Risk and Strategy for Global Arbitrage Trading. Prior to joining Arbitrage Trading in 2005, Mr. Toikka served as the Global Head of the Quantitative Equity Derivatives Strategy Group. Before joining Credit Suisse First Boston in September 2000, Mr. Toikka worked for Goldman Sachs & Co. in the Fixed Income and Currency and Commodity division where he played a leadership role in fixed income derivatives strategy. Prior to 1997, he worked for Salomon Brothers in Equity Derivatives and Quantitative Research. Mr. Toikka holds a Master of Science degree in Applied Economics from the University of California Santa Cruz and a Bachelors degree in Economics from the University of California at Davis.

Dated: May 3, 2010	16-0510 for LCG-PRO-CMN LCG-PRO-ADV LCG-PRO-LOAD LCV-PRO-ADV USEQVAL-PRO-LOAD MCC-PRO-CMN MCC-PRO-ADV MCC-PRO-LOAD 2010-001